SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 16, 2001


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                0-26172                     58-1897792
  -------------                -------                     ----------
 (State or other             (Commission                  (IRS Employer
  jurisdiction                File No.)                 Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia               30144
---------------------------------------------               ------
  (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  March  2001  to  the   Series   1996-1
                     Certificateholders on April 16, 2001.

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  March  2001  to  the   Series   2000-1
                     Certificateholders on April 16, 2001.

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  March  2001  to  the   Series   2000-2
                     Certificateholders on April 16, 2001.

Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

        99.1 Series 1996-1 Certificateholders Statement for the month of March 2001.

        99.2 Series 2000-1 Certificateholders Statement for the month of March 2001.

        99.3 Series 2000-2 Certificateholders Statement for the month of March 2001.



                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CIRCUIT CITY CREDIT CARD
                           MASTER TRUST


                           By:       FIRST NORTH AMERICAN
                                     NATIONAL BANK, as
                                     Transferor and Servicer


                           By:
                                     ----------------------------------------
                                     Michael T. Chalifoux
                                     Chairman of the Board


Date:      April 16, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS


      Exhibit
       Number        Exhibit


        99.1 Series 1996-1 Certificateholders Statement for the month of March 2001.


        99.2 Series 2000-1 Certificateholders Statement for the month of March 2001.


        99.3 Series 2000-2 Certificateholders Statement for the month of March 2001.